                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             [Amendment No. ______]

Filed by Registrant  X

Filed by a Party other than the Registrant  __

            Check the appropriate box:

____    Preliminary Proxy Statement

____    Confidential,   for  Use  of  the  Commission   Only  (as  permitted  by
        Rule 14a-6(e)(2))

X       Definitive Proxy Statement

____    Definitive Additional Materials

____    Soliciting Material Pursuant to Sec. 240.14a-11(c) or  Sec. 240.14a-12

        Medix Resources, Inc.
                (Name of Registrant as Specified in Its Charter)

        Medix Resources, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

X     No fee required.

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      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

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            pursuant  to  Exchange  Act Rule 0-11.  Set forth  amount on which filing fee is calculated and state how it was determined.

      4)    Proposed maximum aggregate value of transaction:
             -----------------------------------------------------------------------
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____  Fee paid previously with preliminary materials.

____  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2)  and  identify the filing for which the  offsetting  fee was paid  previously.  Identify  the  previous  filing  by  registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      4)    Date Filed:

                              MEDIX RESOURCES, INC.
                         305 Madison Avenue, Suite 2033
                            New York, New York 10165
                                 (212) 697-2509

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 2001

     NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  of Medix
Resources,  Inc., a Colorado  corporation (the  "Company"),  will be held at 180
Tices Lane, East Brunswick,  New Jersey,  on Tuesday,  October 16, 2001 at 10:00
a.m., local time, for the following purposes:

1.   To elect four (4) members to the Company's seven-person Board of Directors, who  will  serve  staggered  terms,  as  provided  in  the  attached  Proxy
     Statement, and until their successors are duly elected and qualified;

2.   To ratify  and  approve  an  increase  from 10 million to 13 million in the number of shares of the Company's  common stock,  par value $.001 per share
     (the  "Common  Stock"),  authorized  and  reserved  for  issuance  upon the exercise of options pursuant to the Company's 1999 Stock Option Plan;

3.   To  ratify  the  appointment  of  Ehrhardt  Keefe  Steiner  &  Hottman  PC, independent public  accountants,  to audit the financial  statements of the
     Company for the fiscal year ending December 31, 2001; and

4.   To  transact  such other  business as may  properly  come before the Annual
     Meeting or any adjournments(s) thereof.

     The Board of Directors  has fixed the close of business on August 29, 2001, as the record date (the "Record Date") for determining the Shareholders entitled to receive  notice of, and to vote at, the Annual  Meeting.  A complete  list of shareholders  entitled to vote at the Annual  Meeting  will be  available,  upon written demand,  for inspection  during normal business hours by any shareholder of the  Company  prior  to the  Annual  Meeting,  for a proper  purpose,  at the
Company's  offices located at the address set forth above.  Only shareholders of record on the record date are  entitled to notice of, and to vote at, the Annual
Meeting and any and all adjournments or postponements thereof.

     A copy of the Company's  Annual Report to Shareholders  for the fiscal year ended  December 31,  2000, a Proxy  Statement  and a proxy card  accompany  this notice. These materials were sent to shareholders on or about September 7, 2001.

ALL SHAREHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
HOWEVER, TO ENSURE YOUR  REPRESENTATION AT THE ANNUAL MEETING,  YOU ARE URGED TO
MARK,  SIGN,  DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN
THE  POSTAGE-PREPAID   ENVELOPE  ENCLOSED  FOR  THAT  PURPOSE.  ANY  SHAREHOLDER
ATTENDING  THE ANNUAL  MEETING MAY VOTE IN PERSON EVEN IF SUCH  SHAREHOLDER  HAS
PREVIOUSLY RETURNED A PROXY CARD.

                                      By Order of the Board of Directors

                                      Gary L. Smith
                                      Secretary

New York, New York
September 7, 2001

                              MEDIX RESOURCES, INC.
                         305 Madison Avenue, Suite 2033
                            New York, New York 10165
                                 (212) 697-2509

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING
General

     The  enclosed  Proxy is  solicited  on behalf of the Board of  Directors of
Medix Resources,  Inc., a Colorado  corporation (the "Company"),  for use at the
Annual  Meeting of  Shareholders  to be held on October 16, 2001, at 10:00 a.m., local time, or at any adjournment(s)  thereof, for the purposes set forth herein and in an  accompanying  Notice of Annual  Meeting of  Shareholders.  The Annual
Meeting will be held at the Company's  office at 180 Tices Lane, East Brunswick,
New Jersey.  The telephone number of that office is (732) 937-5050.  These proxy solicitation  materials  were  mailed  on or  about  September  7,  2001  to all shareholders  listed in the shareholder  records of the Company as of the Record
Date (as that term is defined  below).  The  Company  will bear the cost of this solicitation.

Record Date and Quorum

     Shareholders  of record at the close of  business  on August 29,  2001 (the
"Record Date") are entitled to vote at the Annual  Meeting.  On the Record Date,
52,010,304 shares of the Company's common stock, $0.001 par value per share (the
"Common Stock"),  were outstanding.  Shareholders  holding at least one-third of all shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

     Any Proxy given pursuant to this  solicitation may be revoked by the person or entity  giving it at any time before its use by  delivering  to the Company a written  notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder  appointing the proxy if the  Secretary or other  officer or agent of the Company who is authorized to tabulate  votes  receives  notice of such death or  incapacity  before the proxy exercises his authority under the appointment.

Voting and Solicitation

     Each outstanding share of Common Stock shall be entitled to one (1) vote on each  matter  submitted  to a vote at the Annual  Meeting.  Assuming a quorum is present, those candidates receiving the most votes shall be elected as directors of the Company.  Approval of the increase  from 10 million  shares to 13 million shares  authorized  and  reserved for issuance  under the  Company's  1999 Stock
Option  Plan will occur if the  proposal  receives a majority of the total votes cast in person or by proxy,  assuming a quorum is present.  The  ratification of the appointment of our independent  public  accountants  will be approved by the shareholders  if the  number of votes  cast for such  ratification  exceeds  the number of votes cast  against it,  assuming a quorum is present.  Where  brokers have not  received  any  instructions  from  their  clients  on how to vote on a particular proposal,  brokers are permitted to vote on routine proposals but not on non-routine  matters. The absence of votes on non-routine matters are "broker non-votes."  Abstentions  and  broker  non-votes  shall be counted  towards  the presence of a quorum.  However, they will not be counted and will have no effect in the election of directors and the vote on the ratification of the appointment of independent  public  accountants.  In voting on the increase in the number of shares  authorized under the Company's 1999 Stock Option Plan,  abstentions will have the effect of "no" votes, and broker non-votes will not be counted as votes cast.

     The principal  executive  offices of the Company are located at 305 Madison
Avenue,  Suite  2033,  New York,  NewYork  10165.  In addition to the use of the mails, proxies may be solicited  personally,  by telephone or by facsimile,  and the Company may reimburse  brokerage  firms and other persons  holding shares of the Company's Common Stock in their names or in the names of their nominees, for their  reasonable  expenses in forwarding  proxy  solicitation  materials to the beneficial  owners.  The Company may retain the services of a professional proxy solicitation  firm,  in which case the Company  will pay such firm its  standard fees for such services and reimburse such firm for its out-of-pocket expenses.

Matters to Be Brought Before the Annual Meeting

     The  matters to be  brought  before the  Annual  Meeting  include:  (1) the election  of four (4)  members  of the  Company's  Board of  Directors;  (2) the approval of the increase in the number of shares  authorized  and reserved under the  Company's  1999 Stock  Option Plan from 10 million to 13  million;  (3) the ratification  of the  appointment  of  Ehrhardt  Keefe  Steiner  &  Hottman  PC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending  December 31, 2001;  and (4) the  transaction of such
other   business  as  may  properly  come  before  the  Annual  Meeting  or  any adjournment(s) thereof.

Deadline for Receipt of Shareholder Proposals for Next Annual Meeting

     Shareholders  of  the  Company  who  intend  to  present  proposals  at the
Company's 2002 Annual Meeting of Shareholders  must deliver such proposals to us no later than March 31, 2002 in order to be included in the Proxy  Statement and form of Proxy relating to the 2002 Annual Meeting of Shareholders.  In addition, if we receive notice of a shareholder proposal after that date, then the persons named  in that  Proxy  Statement  and  form of  Proxy  will  have  discretionary authority  to vote on such  shareholder  proposal,  without  discussion  of such proposal  in the Proxy  Statement  and  without  such  proposal  appearing  as a separate item on the form of Proxy.

                              ELECTION OF DIRECTORS
Nominees

     Our Board of Directors currently consists of seven directors. Our Directors are Mr. Samuel H. Havens, Ms. Joan E. Herman, Mr. Patrick W. Jeffries,  Mr. John
T. Lane,  Mr. John R.  Prufeta,  Mr. Guy L. Scalzi,  and Dr.  David B.  Skinner.
Pursuant to the Company's Articles of Incorporation, whenever our Board consists of six or more  members,  the Board shall be  classified  into three  classes as nearly  equal in number as  possible.  Because  two of our  directors  have been elected by the Board of Directors to fill  vacancies on the Board since the last
Annual  Meeting,  four directors will be elected at the upcoming Annual Meeting.
The Board of Directors has nominated  current directors to fill these four Board positions.  The Board of Directors  recommends that the Shareholders  vote "FOR"
the director  nominees  listed below.  Unless  otherwise  instructed,  the proxy holder will vote the proxies received by him for management's four nominees,  as listed  below.  Because  of the  staggered  terms  of  the  Company's  Board  of
Directors,  three  directors will be elected for a new term of three years,  and one director will be elected to complete a term with one year remaining. Messrs.
John R. Prufeta,  Patrick W. Jeffries and Ms. Joan E. Herman will be elected for three  years,  and Mr. Guy L. Scalzi  will be elected for one year.  At the next
Annual  Meeting,  unless a vacancy on the Board is filled during the year,  only two directors will be elected for a three-year term each.

     In the event any  management  nominee is unable or  declines  to serve as a director at the time of the Annual  Meeting,  the proxies  will be voted for any nominee who shall be  designated  by the current  Board of Directors to fill the vacancy.  It is not expected  that any nominee will be unable or will decline to serve as a  director.  The term of office of each  person  elected as a director will continue until the end of his or her respective  term as stated above,  and until such person's successor has been elected and qualified.

   The nominees are as follows:

        Name          Position With the Company        Age       First Elected
-------------------   -------------------------        ---       -------------

John R. Prufeta (1)(3)      President, Chief           41           1999
                             Executive Officer
                             and Director
Joan E. Herman(2)(4)        Director                   48           2000
Patrick W. Jeffries         Director                   48           2001
Guy L. Scalzi               Director                   55           2001

(1)  Member of the Executive Committee
(2)  Member of the Audit Committee
(3)  Member of the Nomination Committee
(4)  Member of the Compensation Committee

Biographical Information.

Joan E.  Herman.  Ms  Herman  is the  Group  President  of  WellPoint's  Senior,
Specialty,  and State  Sponsored  Programs  division and is responsible  for the
Company's  Dental,   Life  &  AD&D,   Pharmacy,   Behavioral  Health,   Workers'
Compensation Managed Care Services,  Senior Services, and Disability businesses.
She is also responsible for WellPoint's State Sponsored Programs,  which include
MediCal and Healthy  Families.  In 1999, a Wellpoint  affiliate  entered into an agreement with the Company to implement a pilot program for the  introduction of
Cymedix(R)software  to healthcare  providers  identified by such affiliate.  Ms.
Herman serves on the Company's Board of Directors  pursuant to the terms of that agreement.  Prior to joining  WellPoint in 1998,  Ms. Herman was the senior vice president,  Strategic Development and senior vice president, Group Insurance for
Phoenix Home Life Mutual Insurance Company. Ms. Herman has served as chairman of the  board of  Leadership  Greater  Hartford  and been a member  of the board of directors of the American Academy of Actuaries,  the American  Leadership Forum,
the Hartford Ballet, the Greater Hartford Arts Council,  and the Children's Fund
of  Connecticut.  She is a member of the  American  Academy of  Actuaries  and a
Fellow of the Society of Actuaries.  Ms. Herman holds an MA in Mathematics  from
Yale  University,  an MBA from  Western  New  England  College,  and an A.B.  in mathematics from Barnard College.

Patrick W. Jeffries.  Mr. Jeffries is the founding partner of Health  Technology
Partners,  LLC and a predecessor company, which was founded in 1997 and provides consulting services for healthcare and technology companies. From August 1997 to
March  1999,  Mr.  Jeffries  was the  CEO  and  Chairman  of the  Board  of OpTx
Corporation,  during which time he lead this disease  management  company in its transition from a late  development  stage company to commercial  profitability.
From  December  1995 to July 1997,  he was  Executive  Vice  President of Salick
Health Care, Inc., a national system of cancer treatment  facilities.  From 1985 to 1995,  Mr.  Jeffries was first an associate  and then a partner of McKinsey &
Company, Inc., an international management consulting firm. He holds an MBA from
Cornell University and a BSEE from Washington University.

John R. Prufeta.  Mr.  Prufeta joined the Company as a full time employee and as its President and Chief Executive  Officer on March 1, 2000. Mr. Prufeta also is the Chairman of the Board of the Company's Cymedix Lynx subsidiary.  He had been appointed to the position of Chief  Executive  Officer while a consultant to the
Company in October 1999.  Prior to that he was the Managing  General  Partner of
The Creative  Group,  Creative Health  Concepts,  and TCG  Development,  and the
President and Chief Executive Officer of Creative  Management  Strategies,  Inc.
for over 11 years. Those affiliated  companies cover a wide spectrum of services within the healthcare  industry.  He graduated from St. John's University with a
B.S. in management,  and from the Executive Program,  OPM at Harvard University,
Graduate School of Business.

Guy L. Scalzi Mr. Scalzi is Vice President of First  Consulting Group Management
Services, LLC, a healthcare information technology consultant.  Prior to joining that company in January 2000, he was Senior Vice President and Chief Information
Officer for New York Presbyterian  Healthcare System from April 1996 to December
1999.  From January 1995 to March 1996,  Mr. Scalzi was Director of Planning for
Information Services at New York Hospital-Cornell Medical Center. From June 1993
to December  1994,  he was Chief  Information  Officer,  The  Hospital for Joint
Diseases,  New York  University  Medical  Center.  From  1984 to 1993,  he was a
founder and senior executive with DataEase International, Inc., an international
PC  software  development  and  marketing  company.  Mr.  Scalzi has an MBA from
Manhattan  College and a B.S.  degree from The State  University  of New York at
Oswego.

Board and Committee Meetings in 2000

     The Board of  Directors  of the  Company  held a total of  twelve  meetings during the year ended December 31, 2000 (three in person and nine by telephone), and signed one Unanimous  Written Consent in lieu of a meeting.  During the same period,  the Audit  Committee of the Board of Directors  met five times (once in person and four by telephone)  and signed one  Unanimous  Written  Consent,  the
Nominating  Committee met three times by telephone,  the Executive Committee met once in person and the  Compensation  Committee did not meet.  During 2000,  all members of the Company's Board of Directors attended over 75% of the meetings of the Board of Directors  and its  Committees  on which they served that  occurred while they were directors.  The Nominating Committee will consider Board nominee suggestions from our  shareholders.  Any such suggestions in connection with the
2002  Annual  Meeting  should be made to the  Committee  in writing on or before
March 31, 2002.

Directors Compensation

     The Company has adopted the policy of compensating  non-employee Directors,
$1,000 for attending each regular  quarterly  Board meeting in person,  and $250 for attendance at Board  meetings by telephone.  The Board of Directors has also authorized payment of reasonable travel or other out-of-pocket expenses incurred
by   non-employee   Directors  for  attending   Board  or  committee   meetings.
Notwithstanding   this  policy,   during  2000,   payments  to  directors   were
significantly  below this  level.  Ms.  Joan  Herman  waived her  Director  fees altogether, and other Directors elected to eliminate their fees for some portion of the year. As a result,  during 2000, Ms. Joan Herman,  Mr. Samuel Havens, Dr.
David  Skinner  and Mr.  John T. Lane were each  paid $0,  $3,750,  $3,750,  and
$3,750, respectively,  for their services to the Company as Directors. From time to time, the Board of Directors grant non-employee  Directors options to acquire shares of Common  Stock as  compensation  for their  services  to the Company as
Directors.  During 2000, we did not grant any options to non-employee Directors.
During 2000, we paid Mr. Havens $52,000 in fees for consulting services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' EACH OF THE ABOVE NOMINEES TO THE
COMPANY'S  BOARD OF DIRECTORS.  ASSUMING A QUORUM IS PRESENT,  THOSE  CANDIDATES
RECEIVING THE MOST VOTES WILL BE ELECTED AS DIRECTORS OF THE COMPANY.

                               EXECUTIVE OFFICERS

     The following  table sets forth the (i) the names of the current  executive officers of the Company, (ii) their ages, and (iii) the capacities in which they serve the Company.  All of the Company's  executive officers devote full-time to the Company's business and affairs.

           Name                        Age               Position(s) With the Company
           ----                        ---               ----------------------------

      John R. Prufeta                   41                President and Chief
                                                           Executive Officer
   Patricia A. Minicucci                52                  Executive Vice
                                                         President, Operations
       Gary L Smith                     47                  Executive Vice
                                                           President, Chief
                                                         Financial Officer and
                                                               Secretary
      Louis E. Hyman                    33             Executive Vice President
                                                         and Chief Technology
                                                                Officer
     Brian R. Ellacott                  44              Senior Vice President,
                                                         Business Development

Executive Officers Biographical Information

John R. Prufeta.  Mr.  Prufeta joined the Company as a full time employee and as its President and Chief Executive  Officer on March 1, 2000. Mr. Prufeta also is the Chairman of the Board of the Company's Cymedix Lynx subsidiary.  He had been appointed to the position of Chief  Executive  Officer while a consultant to the
Company in October 1999.  Prior to that he was the Managing  General  Partner of
The Creative  Group,  Creative Health  Concepts,  and TCG  Development,  and the
President and Chief Executive Officer of Creative  Management  Strategies,  Inc.
for over 11 years. Those affiliated  companies cover a wide spectrum of services within  the  healthcare  industry.  He was  elected  to the  Company's  Board of
Directors in April 1999. A 1983 graduate of St. John's University with a B.S. in management,  Mr. Prufeta  graduated from the Executive  Program,  OPM at Harvard
University, Graduate School of Business.

Patricia  A.  Minicucci  In March  2000,  Ms.  Minicucci  joined the  Company as
Executive  Vice  President,  Operations.  Prior to joining  Medix's  staff,  Ms.
Minicucci  served as executive vice president and a principal of Creative Health
Concepts.  In 1995,  she  founded  and was chief  executive  officer of Practice
Paradigms,  an organization  serving primary care physicians.  Prior to founding
Practice Paradigms, Minicucci was senior vice president-managed care with Empire
Blue Cross Blue Shield and, before that,  president-employee  benefits  division with  Washington  National  Corporation.  Ms.  Minicucci  began  her  career  in healthcare at CIGNA  Corporation  where she held numerous  positions,  including president-South  Central Division,  CIGNA Healthplan Inc.; vice  president-human resources  division,  Employee  Benefits Group; vice  president-human  resources department,  Group Insurance Division;  and regional vice president-field  claim operations,  Group Insurance Division.  She holds a B.A. in History from Russell
Sage College.

Gary L. Smith.  Mr.  Smith joined the Company as Executive  Vice  President  and
Chief  Financial  Officer in December of 2000.  From 1995 to 2000, Mr. Smith was
with Provident Group, a financial  advisory firm serving companies  operating in emerging market countries,  where he was a principal.  Previously, Mr. Smith was an executive of American  Express  Bank,  the  international  banking arm of the financial services  conglomerate American Express Corporation (NYSE: AXP), where he held various senior financial positions, most recently as Senior Director and
Commercial  Banking Head, London Branch. He holds a BSc degree in Economics from the Wharton  School and an MSc in Accounting  and Finance from the London School of Economics.

Louis E. Hyman On May 14, 2001,  Mr. Hyman became an officer of the Company with the titles of Executive Vice President and Chief  Technology  Officer.  Prior to
that,  since  March 9, 2001,  he was a  consultant  to the  Company,  serving as interim Chief Technology  Officer.  From September 1999 until joining Medix, Mr.
Hyman  was  President  and  CEO  of  Ideal  Technologies,   Inc.,  a  healthcare
integration  consulting  firm. Mr. Hyman held senior  technology  management and executive positions with CareInsite, Inc. (from August 1999 to September 2000 as
Vice  President of  Information  Technology)  and LaPook Lear Systems Inc. (from
August 1992 to August 1999 as Vice President and Director of  Technology),  both of which were merged into WebMD,  Inc. in September  2000.  As a result of these transactions, Mr. Hyman maintained his position as Vice President of Information
Technology  with  WebMD  through  November  2000,  where he played a key role in
WebMD's  integration  efforts as well as  initiatives  to improve the  Company's profitability.  He graduated Summa Cum Laude from St. John's University where he earned a B.S. degree in Computer Science.

Brian R.  Ellacott In March 2000,  Mr.  Ellacott  joined the Company as a Senior
Vice President. Mr. Ellacott served as president of Cosmetic Surgery Consultants from November 1998 until March 2000, when he joined Medix  Resources,  Inc. From
1996 to 1998 he was executive  vice  president of Alignis  Inc., an  alternative healthcare PPO. Before that, he was president-Bibb Hospitality (Atlanta) for The
Bibb  Company.   Mr.   Ellacott   began  his  career  in  healthcare  at  Baxter
International/American   Hospital  Supply  where  he  held  numerous  positions,
including  director  of  national  accounts  (Chicago);  director  of  marketing
(Australia);  director of marketing (Canada); systems manager (Canada); regional manager (British Columbia);  and product manager (hospital products). He holds a
B.A. in Business  Administration,  with Honors,  from Wilfrid Laurier University
(Waterloo, Canada).

Executive Officer Compensation

Summary  Compensation  Table.  The  following  table  sets  forth the annual and long-term  compensation  for services in all  capacities  to the Company for the three  years  ended  December  31,  2000,  awarded  or paid to, or earned by our
President  and our four other  most  highly  compensated  officers  (the  "Named
Officers").
                                      Annual Compensation                Long-Term
                                      -------------------               Compensation
                                                                     -----------------
                                                                        Securities
                                                                        Underlying
Name and Principal       Fiscal                                      Options/Warrants
     Position             Year        Salary      Bonus     Other(1)      (Shares)
-------------------   ------------  ----------- --------- ----------- -----------------

John R. Prufeta,          2000       $120,000       0                   600,000
President and CEO         1999       $171,000(2)    0                   925,000

David R. Pfeil,           2000       $165,385    $100,000                   0
former Executive          1999       $287,000(4)    0                   800,000
Vice President and
CTO and President
and COO of
Subsidiary(3)

Patricia A. Minicucci,    2000       $163,846       0                   400,000
Executive Vice
President for
Operations

Michael W. Knepper,       2000       $146,731       0                   400,000
former Senior Vice
President for
Mergers and
Acquisitions(5)

Brian R. Ellacott         2000       $125,769       0                   150,000
Senior Vice
President for
Business
Development

John P. Yeros             2000       $ 77,500(6)    0   $291,495(6)           0
Former President          1999       $199,650       0                 1,250,000
and CEO(6)                1998       $180,442       0                   500,000
------------

(1)  Other  annual  compensation,  except  as  noted,  is made up of  automobile allowances,  and disability and health insurance premiums,  in amounts less than 10% of the officer's annual salary plus bonus.
(2)  During 1999, Mr. Prufeta served as a consultant to the Company  pursuant to a  consulting  agreement  between the Company  and his  employer,  Creative
     Management  Strategies,  Inc., which company was paid or accrued the amount shown above and received options to purchase 25,000 shares of Common Stock, included in the amount shown. He became an employee of the Company in early
     2000.
(3)  Mr. Pfeil resigned as an employee, officer and director of both the Company and its  subsidiary,  Cymedix  Lynx  Corporation,  effective as of March 2,
     2001.
(4)  During  2000 and 1999,  we paid two  companies  affiliated  with Mr.  Pfeil approximately  $184,000 and $284,000 respectively for Mr. Pfeil's services, for travel related  expenses and software  development and web-site hosting and development  services and purchase of computer equipment.  He became an employee of the Company in early 2000 and resigned effective March 2, 2001.
(5)  Mr. Knepper's employment terminated on April 21, 2001.
(6)  John P. Yeros,  resigned as  President,  Chairman of the Board of Directors and as a Director on March 1, 2000. On that date he entered into a 21-month
     Consulting  Agreement  with us, which was  terminated in November 2000. The compensation shown above under "Salary" was paid while still an employee of the Company and the amount shown under "Other" was paid as  consulting  and termination fees.

     Stock  Option  Awards In August 1999,  our Board of Directors  approved and authorized  our 1999 Stock Option Plan (the "1999  Plan"),  which is intended to grant  either  non-qualified  stock  options  or  incentive  stock  options,  as described  below. In 2000, the 1999 Plan was approved by our  shareholders.  The purpose of the 1999 Plan is to enable our company to provide  opportunities  for certain  officers  and key  employees to acquire a  proprietary  interest in our
company,   to  increase  incentives  for  such  persons  to  contribute  to  our performance  and further  success,  and to attract and retain  individuals  with exceptional business, managerial and administrative talents, who will contribute to our progress, growth and profitability. All grants of options to employees in
2000 where made under the 1999 Plan.  See "INCREASE OF  AUTHORIZED  AND RESERVED
SHARES FOR ISSUANCE UNDER STOCK OPTION PLAN."

     Option  information  for fiscal 2000 relating to the Named  Officers is set forth below:

                       Number of Shares   Percentage
                       of Common Stock     of Total
                          Underlying       Options
                           Options        Granted to
                         Granted in      Employees in  Exercise     Expiration
       Name                 2000            2000         Price         Date
-------------------    ---------------  ------------- ----------- --------------

John R. Prufeta            600,000          27.0%        $4.97      10/13/09
David R. Pfeil                0              0%
Patricia A. Minicucci      400,000          18.0%        $4.97       3/1/05
Michael W. Knepper         400,000          18.0%        $3.97      2/10/05
Brian R. Ellacott          150,000          6.8%         $3.97      2/10/05

                     Option Exercises and Year-End Values in

                                                          Number of Shares         Value of Unexercised
                                                       Underlying Unexercised      In-the-Money Options
                                                        Options at Year-End            at Year-End(1)
                           Shares      Value      ------------------------------ ----------------------------
      Name               Exercised    Realized      Exercisable   Unexercisable  Exercisable   Unexercisable
---------------------  ------------- ----------   -------------- --------------- -----------   --------------

John R. Prufeta              0            0           775,000(2)     750,000       $446,875      $250,000
David R. Pfeil            250,000     $325,625        550,000           0          $398,750          0
Patricia A. Minicuccu        0            0           250,000        150,000          0              0
Michael W. Knepper           0            0           400,000           0             0              0
Brian R. Ellacott            0            0           100,000         50,000          0              0
Ellacott
--------------

(1)  The dollar values are  calculated by  determining  the  difference  between
     $1.125 per share, the fair market value of the Common Stock at December 31,
     2000, and the exercise price of the respective options.
(2)  Includes  options covering 25,000 of these shares were granted to a company that is an affiliate of Mr. Prufeta for executive search services.

     The Company has no retirement,  pension or  profit-sharing  program for the benefit of its directors,  executive  officers or other employees,  although the
Company  does  maintain  a  401(k)  Plan  for  participation  by all  employees, including  executive  officers,  for  contributions  by  employees,  but with no matching by the Company. In the future, the Board of Directors may recommend one or more such programs for adoption by the Company.

      Employment Agreements

     Mr. Prufeta's Employment Agreement, which has an initial term of two years, ending on January 31, 2002,  provides  that he will be  compensated  at the base salary of $120,000 annually,  plus a commission of 2.5% of certain gross revenue of the Company,  subject to certain  exclusions.  He will hold the  positions of
President  and Chief  Executive  Officer  and report to the Board of  Directors.
Pursuant to his Employment  Agreement,  Mr. Prufeta has been granted  options to purchase 400,000 shares of Common Stock at $.50 per share, and 600,000 shares of
Common  Stock at $4.97 per  share,  which  vest upon the  occurrence  of certain performance goals. His Employment Agreement provides for termination at any time by the  employee  with or  without  cause  or by the  Company  with  cause.  The
Employment Agreement is also subject to termination by the Company without cause after  the  initial  one-year  term,  subject  to the right of the  employee  to continue to receive  compensation  for 6 months.  The Employment  Agreement also contains a  non-compete  provision  that  extends for a period of one year after termination or resignation of the employee,  as well as certain  confidentiality provisions.  The Employment  Agreement contains provisions  providing that, upon the occurrence of a "Triggering Event" (defined to include a change in ownership of 50% of the outstanding  shares of the Company's Common Stock through a merger or  otherwise)  during the term of his  employment,  he will  receive a lump sum payment equal to his then current year's base and bonus pay.

     Ms.  Minicucci's  Employment  Agreement,  which has an initial  term of two years,  ending on March 1, 2002,  provides that she will be  compensated  at the salary of  $200,000  annually.  She will hold the  position  of  Executive  Vice
President,  Operations,  and report to the  President  and CEO.  Pursuant to her
Employment Agreement, she has been granted options to purchase 400,000 shares of
Common  Stock at $4.97  per  share,  which  vest  over  the  2-year  term of his
Employment  Agreement.  Her Employment Agreement provides for termination at any time by the employee  with or without  cause or by the Company  with cause.  The
Employment Agreement is also subject to termination by the Company without cause after  the  initial  one-year  term,  subject  to the right of the  employee  to continue to receive  compensation  for 6 months.  The Employment  Agreement also contains a  non-compete  provision  that  extends for a period of one year after termination or resignation of the employee,  as well as certain  confidentiality provisions.  The Employment  Agreement contains provisions  providing that, upon the occurrence of a "Triggering Event" (defined to include a change in ownership of 50% of the outstanding  shares of the Company's Common Stock through a merger or  otherwise)  during the term of her  employment,  she will receive a lump sum payment equal to his then current year's base and bonus pay.

     Mr. Smith's Employment  Agreement,  which has an initial term of two years, ending on December 11, 2002,  provides that he will be compensated at the salary of $200,000 annually.  He will hold the position of Executive Vice President and
Chief Financial  Officer,  and report to the President and CEO.  Pursuant to his
Employment Agreement,  he has been granted options to purchase 250,000 shares of
Common  Stock at  $1.125  per  share,  which  vest over the  2-year  term of his
Employment  Agreement.  His Employment Agreement provides for termination at any time by the employee  with or without  cause or by the Company  with cause.  The
Employment Agreement is also subject to termination by the Company without cause after the initial one-year of the term,  subject to the right of the employee to continue to receive  compensation  for 6 months.  The Employment  Agreement also contains a  non-compete  provision  that  extends for a period of one year after termination or resignation of the employee,  as well as certain  confidentiality provisions.  The Employment  Agreement contains provisions  providing that, upon the occurrence of a "Triggering Event" (defined to include a change in ownership of 50% of the outstanding  shares of the Company's Common Stock through a merger or  otherwise)  during the term of his  employment,  he will  receive a lump sum payment equal to his then current year's base and bonus pay.

     Mr. Hymans's Employment Agreement,  which has an initial term of two years, ending on May 14, 2003,  provides that he will be compensated at the salary of $
200,000  annually.  He will hold the position of Executive  Vice  President  and
Chief Financial  Officer,  and report to the President and CEO.  Pursuant to his
Employment Agreement,  he has been granted options to purchase 230,000 shares of
Common  Stock at $0.61  per  share,  which  vest  over  the  2-year  term of his
Employment  Agreement.  His Employment Agreement provides for termination at any time by the employee  with or without  cause or by the Company  with cause.  The
Employment Agreement is also subject to termination by the Company without cause after the initial one-year of the term,  subject to the right of the employee to continue to receive  compensation  for 6 months.  The Employment  Agreement also contains a  non-compete  provision  that  extends for a period of one year after termination or resignation of the employee,  as well as certain  confidentiality provisions.  The Employment  Agreement contains provisions  providing that, upon the occurrence of a "Triggering Event" (defined to include a change in ownership of 50% of the outstanding  shares of the Company's Common Stock through a merger or  otherwise)  during the term of his  employment,  he will  receive a lump sum payment equal to his then current year's base and bonus pay.

     Mr.  Ellacott's  Employment  Agreement,  which has an  initial  term of two years,  ending on March 1, 2002,  provides  that he will be  compensated  at the salary of $150,000 annually. He will hold the position of Senior Vice President,
Business Development.  Pursuant to his Employment Agreement, he has been granted options to purchase  150,000  shares of Common  Stock at $3.97 per share,  which vest over the 2-year term of his Employment Agreement.  His Employment Agreement provided for termination at any time by the employee with or without cause or by the Company with cause. The Employment  Agreement is also subject to termination by the Company  without cause,  subject to the right of the employee to continue to receive  compensation for 6 months. The Employment  Agreement also contains a non-compete provision that extends for a period of one year after termination or resignation of the employee, as well as certain confidentiality provisions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following  table sets forth certain  information  regarding  beneficial ownership of Common Stock as of August 29, 2001, by (i) each person known by the
Company to own  beneficially  more than 5 % of the outstanding  shares of Common
Stock, (ii) each director and executive officer and (iii) all executive officers and directors as a group. On such date, we had 52,010,304 shares of Common Stock outstanding.  Shares not outstanding but deemed  beneficial1y owned by virtue of the right of any  individual  to acquire  shares  within 60 days are  treated as outstanding  only when  determining  the amount and  percentage  of Common Stock owned by such individual.  Each person has sole voting and investment power with respect to the shares shown, except as noted.

                                                         Percentage of Common
     Name and Address            Number of Shares          Stock Outstanding
     ----------------            ----------------        --------------------

      John R. Prufeta
    305 Madison Avenue             1,948,000(1)                  3.7%
    New York, New York

       John T. Lane
      94 Sixth Street               550,000(2)                   1.0%
  Garden City, New Jersey

   Dr. David B. Skinner             200,000(3)                     *
   525 East 68th Street
    New York, New York

     Samuel H. Havens               200,000(3)                     *
   58 Winged Foot Drive
  Livingston, New Jersey

      Joan E. Herman                   0(4)                       0%
     One Wellpoint Way
 Thousand Oaks, California

    Patrick W. Jeffries             100,000(3)                     *
   15332 Antioch Street
    Pacific Palisades,
        California

       Guy L. Scalzi                100,000(3)                     *
  The Chrysler Building,
        37th Floor
42nd and Lexington Streets
    New York, New York

   Patricia A. Minicucci            450,000(3)                     *
    305 Madison Avenue
    New York, New York

       Gary L. Smith                 225,000(3)                    *
    305 Madison Avenue
    New York, New York

      Louis E. Hyman                77,500(3)                      *
      180 Tices Lane
East Brunswick, New Jersey

     Brian R. Ellacott              225,000(3)
    101 Village Parkway                                            *
       Building One
     Marietta, Georgia

All directors and executive officers
 as a group (11 persons)                 4,075,500               7.4%

-------------------
*     Less than one percent
(1)  Mr.  Prufeta  owns  748,000  shares of  Common  Stock,  with the  remainder available upon the exercise of warrants and options held by him,  including
     25,000 shares covered by options  granted to a company that is an affiliate of Mr. Prufeta.
(2)  All of Mr. Lane's  reported  holdings are available  upon the conversion or exercise of convertible  preferred stock, warrants and options held by him, including 50 shares of the Company's  1999 Series B  Convertible  Preferred
     Stock (100% of the outstanding  shares of that class), and 25 shares of the
     Company's 1999 Series C Convertible  Preferred Stock (3% of the outstanding shares of that class).
(3)  Represents   shares  of  Common  Stock   available  upon  the  exercise  of
     outstanding options.
(4)  Ms. Herman has declined the grant of any options.

                         CERTAIN BUSINESS RELATIONSHIPS

     We have adopted a policy that any  transactions  with directors or officers or any  entities in which they are also  officers or  directors or in which they have a  financial  interest,  will only be on terms  that would be reached in an arms-length  transaction,  consistent with industry  standards and approved by a majority  of our  disinterested  directors.  This policy  provides  that no such transaction shall be either void or voidable solely because of such relationship or interest of such  directors or officers or solely  because such directors are present at the meeting of the Board of  Directors  or a committee  thereof  that approves  such  transaction  or solely  because their votes are counted for such purpose.  In addition,  interested  directors may be counted in determining  the presence  of a quorum at a  meeting  of the Board of  Directors  or a  committee thereof that approves such a transaction. We have also adopted a policy that any loans to officers, directors and 5% or more shareholders are subject to approval by a majority of the disinterested directors.

     Before Mr.  Prufeta was elected to our Board of Directors in 1999,  OnPoint
Partners (formerly known as Creative Management  Strategies)  ("OPP"), a company partially owned by Mr. John Prufeta,  entered into agreements with us to provide executive search services and sales and marketing  services to us. In connection with those agreements,  we issued a 3-year option to acquire up to 25,000 shares of our Common Stock at an exercise price of $0.55 per share to OPP. We also paid such company $71,000 during 1999. In addition,  for Mr. Prufeta's  service to us as Chief Executive Officer until he became a full-time  employee,  and the above services  provided by the  affiliated  company,  we have paid $110,000 to OPP in
2000.  At the time Mr.  Prufeta  became a  full-time  employee of the Company in
January of 2000, such agreements with OPP were terminated.  During 2000, we have paid OPP approximately $ 93,000 as reimbursements for rents and services for our
New York office space, which is leased in the name of OPP. In addition,  we have paid OPP employee search fess of  approximately $ 152,000 during 2000, for their employee search services. OPP is a recognized provider of executive and employee search  services  to all areas of the health  care  industry,  and  provides  it services  to us at standard  rates.  The Board of  Directors,  through the Audit
Committee, reviews and approves of our contractual arrangements with OPP.

     During 1999,  we paid two  companies  affiliated  with Mr.  David Pfeil,  a former  officer and  director of the  Company,  approximately  $135,000  for Mr.
Pfeil's services,  approximately  $36,000 in  reimbursements  for his travel and related  expenses,  and  approximately  $113,000  for software  development  and web-site hosting and development  services and purchases of computer  equipment.
During  2000,  we have paid such  companies  approximately  $54,000 for software development  services,  $12,000 for travel and related expenses and $118,000 for purchases of computer equipment.

     On March 15, 2000, our subsidiary,  Cymedix Lynx  Corporation,  merged with
Automated  Design Concepts,  Inc.  ("ADC"),  which had been  wholly-owned by Mr.
Pfeil. Mr. Pfeil received $100,000 in cash and 60,400 shares of our common stock valued at $374,000,  as consideration for such  acquisition.  In connection with that acquisition,  we leased certain office spaced used by the acquired business from Mr. Pfeil and his wife. The lease has a term two-year term ending  February
28, 2002 and provides for rental payments at the rate of $1,000 per month. Prior to the merger,  the leased offices were used by ADC and another company owned by
Mr. Pfeil,  who moved from a consulting role to positions as President and Chief
Operating Officer of Cymedix in connection with the merger.  Mr. Pfeil has since also become Executive Vice President and Chief Technology Officer of Medix.

     During  1999,  we  entered  into  an  agreement  with  Wellpoint   Pharmacy
Management  ("WPM")  to  implement  a  pilot  program  for the  introduction  of
Cymedix(R)software to healthcare providers identified by WPM. After the required testing of the  software,  the  agreement  provides for a production  program to install the software broadly among WPM managed providers. The agreement provides that the  Company  will  nominate a  representative  of WPM to be elected to the
Company's Board of Directors.  Ms. Herman is that representative.  The agreement also provided the WPM would be granted warrants  covering up to 6,000,000 shares of Common Stock, which vest upon the occurrence of certain performance criteria.
The agreement  provides for the grant of warrants covering 3,000,000 shares with an exercise price of $0.30 per share,  and warrants  covering  3,000,000  shares with an exercise price of $0.50 per share, all expiring five years from the date of grant. The warrants vest in 1,000,000 share  increments.  At August 29, 2001, warrants covering 1,000,000 shares had vested.

     During 1998, in connection with its acquisition of the predecessor  Cymedix
Corporation,  the Company  assumed an  obligation to pay the law firm of Douglas
Stahl,   Esq.,  a  former   director  of  the  Company,   $82,127  in  fees  and
reimbursements owed to it by Cymedix Corporation.  During 1998, the Company paid
$32,978 of those fees and fees for  additional  legal  services  to Mr.  Stahl's firm. During 1999, the Company paid Mr. Stahl's firm $66,355.

     We have entered into a consulting  agreement with Mr. Samuel Havens,  which provides that we pay Mr. Havens $5,000 per month for his consulting  services in connection with the marketing of our software products. During 2000, we paid Mr.
Havens $ 52,000 for his services. As of March 9, 2001, Mr. Havens has elected to forego payment for his consulting services indefinitely.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires directors  and  executive  officers,  and  persons  who own  more  than 10% of a registered  class  of a  company's  equity  securities,  to file  with the U. S.
Securities and Exchange  Commission  initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity  securities.
Officers, directors and greater than 10% shareholders are required by Securities and Exchange  Commission  regulations  to furnish the Company with copies of all
Section 16(a) reports they file. Based solely upon such reports, we believe that none of such persons  failed to comply with the  requirements  of Section  16(a)
during 1999, except for Gary Smith, who inadvertently filed his Form 3 late, and
David Pfeil, a former  officer and director,  who  inadvertently  filed a Form 4 late.

                 INCREASE OF SHARES AUTHORIZED AND RESERVED FOR
                        ISSUANCE UNDER STOCK OPTION PLAN

     The Company  adopted its 1999 Stock Option Plan (the  "Plan") in 1999.  The
purposes  of the Plan are to enable the  Company to  provide  opportunities  for employees,  directors and  consultants to acquire a proprietary  interest in the
Company,  to increase incentives for such persons to contribute to the Company's performance  and further  success,  and to attract and retain  individuals  with exceptional business, managerial and administrative talents, who will contribute to the progress, growth and profitability of the Company.

     Currently,  the Company's  shareholders have approved the reservation of 10 million  shares of the Company's  Common Stock for issuance under the Plan. At a
Board of Directors  meeting held on August 21, 2001,  the Board  authorized  the amendment of the Plan to increase the number of shares of Common Stock  reserved under the Plan by 3 million shares,  the  ratification  and approval of which is being  sought at the Annual  Meeting.  As of August 29, 2001,  the  additional 3 million  shares  that  will be  issuable  under the Plan,  if the  amendment  is ratified and approved,  had an aggregate  market value of $2,490,00.  As of that date, the Company had issued 3,000,000 shares upon exercise of options under the
Plan, had options covering  5,598,375 shares outstanding under the Plan, and had
1,401,625  shares  currently  reserved for issuance under the Plan.  Outstanding options  were held by 30  employees  of the  Company,  and  outstanding  options covering  3,757,125  shares had vested.  The exercise  price of granted  options range from $0.19 to $4.97.

     The Board is  recommending  to the  shareholders  that the  increase by the
Board of Directors in the number of shares  authorized and reserved for issuance under the Plan be ratified and approved.  As the Company  expands its work force to meet the demand for its products and services,  it will be important  that it has available  sufficient  option resources to fashion  attractive  compensation packages.  The Board determined that the current number of available options may not be adequate to meet those need over the next year. None of the options to be ratified  and approved by this vote of the  shareholders  has been granted as of the date  hereof,  nor is any such grant  expected to be made before the vote of shareholders.

     Options  granted  under  the Plan  include  both  incentive  stock  options
("ISOs"),  within the meaning of Section  422 of the  Internal  Revenue  Code of
1986, as amended (the "Code"),  and non-qualified stock options ("NQOs").  Under the terms of the Plan,  all officers  and  employees of the Company are eligible for ISOs. As of August 29, 2001, there were 31 eligible  officers and employees.
The Board of Directors or Compensation  Committee  determines in its discretion, which  persons  will  receive  ISOs,  the  applicable  exercise  price,  vesting provisions  and the exercise  term  thereof.  The terms and  conditions  of each option  grant may differ and are set forth in the  optionee's  individual  stock option agreement. Such options generally vest over a period of several years and expire  after up to ten  years.  The Plan  provides  that in no event  shall the exercise  price of either  ISOs or NQOs be less than the fair  market  value per share of the Common  Stock on the date of such  grant.  In order to qualify  for certain  preferential  treatment under the Code, ISOs must satisfy the statutory requirements  thereof.  Options that fail to satisfy those  requirements will be deemed NQOs and will not receive  preferential  treatment  under the Code.  Upon exercise,  shares will be issued upon payment of the exercise  price in cash, by delivery of shares of the Company's Common Stock, by delivery of options granted under the Plan or a combination of any of these methods.

     The  Plan  may  be   administered  by  the   Compensation   Committee  (the
"Committee") or the Board of Directors.  The Committee is made up of two or more directors who are "Non-Employee Directors" as defined in Rule 16b-3 issued under the Securities  Exchange Act of 1934 (the "Act").  The Committee may correct any defect, supply any omission,  accelerate the vesting schedule of options already granted,  or  reconcile  any  inconsistency  in the  Plan  or any  stock  option agreement,  subject to the requirements of the Code. The Board,  without further action of the shareholders of the Company, except as may be required by the Code or the American  Stock  Exchange  listed  company  regulations,  may at any time suspend  or  terminate  the Plan in  whole or in part or amend  the Plan in such respects  as the Board may deem  appropriate  and in the best  interests  of the
Company,  subject, however, to the rights of optionees with outstanding options.
Any increase in the number of shares authorized to be issued under the Plan will be presented to shareholders for approval under the current  requirements of the
Code for ISOs.

     Optionees  are not taxed on the grant (or  generally  on the  exercise)  of
ISOs.  The  difference  between the exercise price of an ISO and the fair market value of a share of Common  Stock  received  upon the exercise of the ISO may be subject to the federal  alternative minimum tax. If an optionee exercises an ISO and disposes of any shares of Common Stock received by such optionee as a result of such exercise  within two years of the date of grant or within one year after the issuance of such shares to such  optionee,  the Company is entitled to a tax deduction and the optionee will be taxed, as ordinary  income,  on the lesser of the gain on sale or the  difference  between  the  exercise  price  and the fair market value of a share at the time of exercise.  The optionee  will also have a capital gain to the extent that the sale price  exceeds the fair market value on the date of exercise.  If the shares are not sold by the optionee before the end of those  periods,  the  optionee  will have a capital gain or capital loss upon sale of the shares to the extent that the sale price  differs  from the exercise price.  No tax effect  will result to the Company by reason of grant or exercise of ISOs, or upon the  disposition  of shares after  expiration of two years from the date of grant or one year from the date of exercise.

     NQOs are not taxed upon grant.  The optionee is taxed, as ordinary  income, on the  exercise of such option to the extent that the fair market  value on the
date  of  exercise   exceeds  the  exercise  price.  The  optionee's  basis  for determining  capital  gain or  capital  loss upon the sale of the  shares is the higher of the fair market value on the date of exercise and the exercise  price.
The Company is entitled to a deduction  equal to the ordinary income realized by the optionee upon the exercise of NQOS.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE 'FOR' THE RATIFICATION AND APPROVAL OF
THE INCREASE IN THE NUMBER OF SHARES  AUTHORIZED AND RESERVED FOR ISSUANCE UNDER
THE  COMPANY'S  1999 STOCK  OPTION  PLAN.  THE  INCREASE  SHALL BE RATIFIED  AND
APPROVED IF A MAJORITY OF THE VOTES CAST ON THE  PROPOSAL AT THE ANNUAL  MEETING
ARE CAST IN FAVOR OF RATIFICATION AND APPROVAL OF THE PLAN.

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed  Ehrhardt  Keefe Steiner & Hottman PC, independent public accountants,  to audit the Company's financial statements for the 2001 fiscal year and recommends that the Company's  Shareholders ratify such appointment. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual  Meeting,  and will have the  opportunity  to make a statement  if they  desire,  and are  expected  to be  available  to  respond to appropriate questions.

     Ehrhardt  Keefe  Steiner & Hottman PC was paid by the  Company  $92,306 for professional  services rendered for the audit of our annual financial statements for the  fiscal  year 2000 and the  review  of  quarterly  financial  statements included in our Quarterly Reports on forms 10-QSB filed during that year.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE 'FOR' THE  RATIFICATION  OF EHRHARDT
KEEFE STEINER & HOTTMAN PC TO AUDIT THE COMPANY'S  FINANCIAL  STATEMENTS FOR THE
2001 FISCAL  YEAR.  SUCH  APPOINTMENT  SHALL BE  RATIFIED IF A PLURALITY  OF THE
SHARES  VOTED ON THE  PROPOSAL  AT THE ANNUAL  MEETING ARE VOTED IN FAVOR OF THE
APPOINTMENT.

                             AUDIT COMMITTEE REPORT

     The Audit  Committee of our Board of Directors has three  members,  who are independent  directors as required by The American Stock Exchange.  They are Ms.
Joan E.  Herman,  Chair of the  Committee,  Mr.  John T.  Lane and Dr.  David B.
Skinner. They have provided this report to the shareholders.

     The Committee's  principal  function is to oversee the Company's  financial reporting process on behalf of the Board of Directors.  The Company's management has the primary  responsibility  for preparing our financial  statements and our reporting  process,  including the  Company's  system of internal  controls.  In carrying out its duties, the Committee provides an open avenue of communications between the Board of Directors,  management and the Company's independent public accountants.  Our independent public  accountants are ultimately  accountable to the Board and the Committee and are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting  principals.  As required by recently adopted  regulations  regarding audit committees, the Board has adopted a Charter for our Audit Committee, which is attached  hereto as Exhibit A. The Charter  specifies  the scope of the Audit
Committee's responsibilities and how it should carry out those responsibilities.

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements  of the Company for the fiscal year ended  December 31, 2000 with the
Company's management and independent accountants.  The Audit Committee discussed with Ehrhardt,  Keefe,  Steiner & Hottman PC, our independent  public accounting firm,  the matters  required to be discussed by Statement on Auditing  Standards
No. 61  (Communications  with Audit  Committees).  The Audit  Committee has also received and reviewed the written disclosures and letter from that firm required by  Independence  Standards  Board Standard No.1  (Independence  Discussion with
Audit Committees) and has discussed its independence with  representative of the firm.

     Based  upon  the  above  review  and   discussions,   the  Audit  Committee
recommended  to the Board of Directors the  inclusion of Company's  2000 audited financial  statements  in our 2000 Annual  Report on Form 10-KSB for filing with the Securities and Exchange Commission.

                                  OTHER MATTERS

     Management knows of no other matters to be submitted to the Annual Meeting.
If any other  matters  properly come before the Annual  Meeting,  it is intended that the  person  named in the  enclosed  form of Proxy  will vote such Proxy in accordance with his judgment.

               ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A copy of the  Company's  Annual  Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the  Securities and Exchange  Commission, is enclosed herewith as the Company's Annual Report to Shareholders.  Additional
copies  thereof may be  obtained by  Shareholders,  without  charge,  by written request to Investor  Relations  Department,  Medix  Resources,  Inc.,  7100 East
Belleview Ave., Suite 301, Englewood, CO 80111, (303) 741-2045.

                                                                       EXHIBIT A

                              MEDIX RESOURCES, INC.
                             Audit Committee Charter
                      June 1, 2000 (Amended July 26, 2000)

The Audit Committee ("the  Committee"),  of the Board of Directors ("the Board")
of Medix Resources,  Inc., a Colorado corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

                     Section 1. Composition of the Committee

The Committee  will be comprised of three or more directors as determined by the
Board.  The members of the Committee will meet the  independence  and experience requirements  of the  American  Stock  Exchange  ("AMEX").  The  members  of the
Committee  will be elected  annually and will be listed in the annual  report to shareholders.  The  requirements  of the  AMEX  will be  reviewed  by the  Board annually in connection with the election of the Committee. One of the members of the Committee will be elected Committee Chair by the Board.

                   Section 2. Responsibility of the Committee

The  Committee is a part of the Board.  It's  primary  function is to assist the
Board in  fulfilling  its  oversight  responsibilities  with  respect to (i) the annual  financial  information to be provided to shareholders and the Securities and  Exchange  Commission  (SEC);  (ii) the  system of  internal  controls  that management has established;  and (iii) the external audit process.  In addition, the  Committee  provides an avenue for  communication  between  the  independent accountants,  financial  management and the Board.  The Committee  should have a clear understanding with the independent  accountants that they must maintain an open and  transparent  relationship  with the  Committee,  and that the ultimate accountability of the independent accountants is to the Board and the Committee.
The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the  responsibilities and powers set forth in this
Charter,  it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's  financial  statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent  auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

                      Section 3. Authority of the Committee

Subject  to the prior  approval  of the Board,  the  Committee  is  granted  the authority to investigate any matter or activity involving  financial  accounting and financial  reporting,  as well as the internal  controls of the Company.  In that regard,  the Committee  will have the authority to approve the retention of external  professionals  to render  advice and  counsel  in such  matters to the
Committee,  and through  the  Committee,  to the Board.  All  employees  will be directed  to  cooperate  with  respect  thereto as  requested  by members of the
Committee.

                               Section 4. Meetings

The Committee is to meet at least once annually to review the Company's  audited financial  statements  with the  independent  accountants and as many additional times as the  Committee  deems  necessary.  Meetings of the  Committee  shall be called by the  Committee  Chair after  clearing the date and time with the other members of the  Committee.  Content of the  agenda  for each  meeting  should be cleared by the Committee Chair.  The Committee is to meet in separate  executive sessions with the chief financial  officer and independent  accountants at least once each year and at other times when  considered  appropriate.  The  operating procedures  of the  Committee  are subject to the  provisions  of the  Company's
Bylaws, as the may be amended from time to time.

                              Section 5. Attendance

Committee  members  will strive to be present at all  meetings.  As necessary or desirable,  the  Committee  Chair may request  that  members of  management  and representatives of the independent accountants be present at Committee meetings.

                                Section 6. Duties

In carrying out its oversight responsibilities, the Committee will:

1.   Review and reassess the adequacy of this charter annually and recommend any proposed  changes  to the  Board  for  approval.  This  should  be  done in compliance with applicable AMEX Audit Committee Requirements.

2.   Review  with the  Company's  management  and  independent  accountants  the
     Company's  accounting and financial reporting controls.  Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3.   Review  with  the  Company's   management   and   independent   accountants
     significant  accounting and reporting principles,  practices and procedures applied by the Company in preparing its financial statements.  Discuss with the independent  accountants  their judgements about the quality,  not just the acceptability, of the Company's accounting principles used in financial reporting.

4.   Review the scope and general extent of the independent  accountants' annual audit.  The  Committee's  review  should  include an  explanation  from the independent  accountants  of the factors  considered by the  accountants in determining  the  audit  scope,  including  the  major  risk  factors.  The independent accountants should confirm to the Committee that no limitations have been  placed on the scope or  nature of their  audit  procedures.  The
     Committee will review annually with management the fee arrangement with the independent accountants.

5.   Inquire as to the  independence of the  independent  accountants and obtain from the  independent  accountants,  at least  annually,  a formal  written statement delineating all relationships between the independent accountants and the Company as contemplated  by  Independence  Standards Board Standard
     No. 1, Independence Discussions with Audit Committees.

6.   Have a predetermined arrangement with the independent accountants that they will advise the  Committee  of any matters  identified  through  procedures
     followed  for  interim  quarterly  financial  statements,   and  that  such
     notification  is to be made prior to the related  press  release or, if not practicable, prior to filing Forms 10-QSB.

7.   At the  completion  of the annual  audit,  review with  management  and the independent accountants the following:

     -    The annual  financial  statements and related  footnotes and financial
          information  to  be  included  in  the  Company's   annual  report  to
          shareholders and on Form 10-KSB.

     -    Results  of the  audit of the  financial  statements  and the  related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     -    Significant  changes  to the  audit  plan,  if any,  and  any  serious disputes or difficulties with management encountered during the audit.
          Inquire about the cooperation received by the independent  accountants during their audit,  including access to all requested  records,  data and information.  Inquire of the independent accountants whether there
          have  been  any   disagreements   with   management   which,   if  not
          satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     -    Other communications as required to be communicated by the independent accountants by Statement of Auditing  Standards (SAS) 61 as amended by
          SAS 90  relating  to the  conduct  of the  audit.  Further,  receive a
          written   communication   provided  by  the  independent   accountants
          concerning   their   judgment  about  the  quality  of  the  Company's
          accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with  management's  representation  concerning  audit adjustments.

     If deemed  appropriate  after such review and discussion,  recommend to the
     Board that the financial  statements  be included in the  Company's  annual report on Form 10-KSB.

8.   After  preparation  by management  and review by  independent  accountants, approve the report required under SEC rules to be included in the Company's annual proxy  statement.  This charter is to be published as an appendix to the proxy statement every three years.

9.   Discuss  with the  independent  accountants  the  quality of the  Company's financial and accounting personnel. Also, elicit the comments of management
     regarding  the  responsiveness  of  the  independent   accountants  to  the
     Company's needs.

10.  Meet  with  management  and the  independent  accountants  to  discuss  any relevant significant  recommendations that the independent  accountants may
     have,   particularly  those   characterized  as  `material'  or  `serious'.
     Typically,  such  recommendations  will  be  presented  by the  independent accountants in the form of a Letter of Comments and  Recommendations to the
     Committee.  The  Committee  should  review  responses of  management to the
     Letter of Comments and Recommendations from the independent accountants and receive  follow-up  reports on action taken  concerning the  aforementioned recommendations.

11.  Recommend  to the Board the  selection,  retention  or  termination  of the
     Company's independent accountants.

12.  Review with  management  the Company's  taxation  position and the policies applicable to that position.

13.  Review with management and the independent  accountants the methods used to establish and monitor the Company's policies and procedures with respect to minimizing the Company's  exposure to fraud,  and with respect to unethical or illegal  activities by Company employees that may have a material impact on the financial statements.

14.  Generally as part of the review of the annual financial statements, receive an oral report(s),  at least annually,  from the Company's  general counsel concerning legal and regulatory  matters that may have a material impact on the financial statements.

15.  As the Committee may deem  appropriate,  obtain,  weigh and consider expert advice  as to Audit  Committee  related  rules of the AMEX,  Statements  on
     Auditing Standards and other accounting, legal and regulatory provisions.

16.  Review with management the adequacy of the Company's insurance programs and the level of risk exposure which is appropriate for the Company.

17.  Generally,   administer  the  Company's   "conflict  of  interest"  policy,
     including  the  evaluation of the policy,  recommendations  to the Board to
     amend  the  policy,  and   recommendations  to  management   regarding  the
     implementation of the policy.

18.  Direct any special projects or investigation deemed necessary by the Board, and otherwise to undertake any function delegated to it by the Board.

     [Form of Proxy Card]

              MEDIX RESOURCES, INC. 305 Madison Avenue, Suite 2033
                            New York, New York 10165

                           PROXY FOR ANNUAL MEETING OF
                                  SHAREHOLDERS
                                October 16, 2001

The  undersigned  hereby  appoints  each of John R.  Prufeta  and Gary L. Smith, individually, as proxy and attorney-in-fact for the undersigned, with full power of  substitution,  to vote on behalf of the  undersigned  at the Company's  2001
Annual  Meeting  of  Shareholders  to be held on  October  16,  2001  and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.001 par value,  of the Company  standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED  "FOR"  ITEMS 1, 2 AND 3. In their  discretion,  the  proxies  are  hereby authorized  to vote upon such other  business  as may  properly  come before the
Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies  heretofore given by the undersigned.  In the event any nominee listed  below is unable or  declines  to serve as a director  at the time of the
Annual Meeting, this proxy will be voted for any nominee who shall be designated by the then Board of Directors  to fill the vacancy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   1.  Election of Directors................FOR ALL NOMINEES [ ]      WITHHOLD AUTHORITY [  ]
                                       (except as indicated below)  to vote for all nominees

   Nominees:  Class 2 (3 years) - Patrick W. Jeffries, Joan E. Herman and John R. Prufeta
              Class 1 (1 year) - Guy L. Scalzi

To  withhold  authority  to  vote  for  any  individual   nominee,   write  that
individual's name in this space:

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2.   To ratify and  approve  the Board of  Directors'  increase in the number of shares  authorized and reserved for issuance under the Company's 1999 Stock
     Option Plan,  from 10 million  shares of the  Company's  common stock to 13 million shares.

                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.   Ratify the selection by the Board of Directors of Ehrhardt  Keefe Steiner &
     Hottman  as the  Company's  independent  public  accountants,  to audit the financial statements of the Company for the 2001 fiscal year:

                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please sign exactly as name appears at left:

                                         Signature:
                                         ------------------------------------

                                         Second Signature (if held jointly):
                                         -------------------------------------------

                                         Date: _________________

   When  shares are held by joint  tenants,  both must sign.  When  signing as attorney, executor,  administrator,  trustee or guardian, please give full  title as such.  If a  corporation,  please  sign in the  corporate name  by  president  or  other  authorized  officer.  If a  partnership, please sign in partnership name by authorized person.

   PLEASE  MARK,  SIGN,  DATE AND MAIL THIS PROXY CARD  PROMPTLY  USING THE
   ENCLOSED ENVELOPE.